UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2001

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

3120 Lake Center Drive, Santa Ana, California 92704
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (714) 825-5200

ITEM 9. REGULATION FD DISCLOSURE.
CONSOLIDATING CONDENSED BALANCE SHEETS DECEMBER 31, 1998
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 1998
CONSOLIDATING CONDENSED BALANCE SHEETS DECEMBER 31, 1999
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 1999
CONSOLIDATING CONDENSED BALANCE SHEETS DECEMBER 31, 2000
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2000
CONSOLIDATING CONDENSED BALANCE SHEETS MARCH 31, 2000
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2000
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2000
CONSOLIDATING CONDENSED BALANCE SHEETS MARCH 31, 2001
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2001
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2001
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE.

PacifiCare Health Systems, Inc. (“PacifiCare” or the “Company”) expects to provide unaudited financial information concerning the Company, its domestic, unregulated subsidiaries referred to below and its other subsidiaries to certain parties. In connection with providing the information to these parties, PacifiCare is filing the information in this Form 8-K.

PacifiCare has prepared unaudited consolidating condensed financial statements to quantify the financial position, operations and cash flows of its domestic, unregulated subsidiaries referred to below as of and for the years ended December 31, 1998, 1999 and 2000, and the three-month periods ended March 31, 2000 and 2001. The following unaudited consolidating condensed balance sheets, consolidating condensed statements of operations and consolidating condensed statements of cash flows present financial information for:

PARENT — PacifiCare Health Systems, Inc. on a stand-alone basis (carrying investments in subsidiaries under the equity method); PacifiCare became the parent on February 14, 1997 effective with the acquisition of FHP International Corporation.

DOMESTIC, UNREGULATED SUBSIDIARIES — PacifiCare Health Plan Administrators, Inc., PacifiCare eHoldings, Inc., RxConnect Acquisition Corp., Senior Co, Inc., Rx Solutions, Inc., doing business as Prescription Solutions, PacifiCare Behavioral Health, Inc., Secure Horizons USA, Inc. and PacifiCare Ventures, Inc. on a stand-alone basis (carrying investments in subsidiaries under the equity method).

OTHER SUBSIDIARIES — Represents all other directly or indirectly wholly owned subsidiaries of the domestic, unregulated subsidiaries referred to above on a consolidated basis.

CONSOLIDATING ADJUSTMENTS — Entries that eliminate the investment in subsidiaries and intercompany balances and transactions.

THE COMPANY — The financial information for PacifiCare Health Systems, Inc. on a condensed consolidated basis.

PROVISION FOR INCOME TAXES — PacifiCare and its subsidiaries record the provision for income taxes in accordance with an intercompany tax-sharing agreement. Income tax benefits available to subsidiaries that arise from net operating losses can only be used to offset the subsidiaries’ taxable income in future periods. Accordingly, tax benefits are excluded from the results.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. In particular, the Company's stated expectation that it will provide the information filed in this Form 8-K to other parties independently of disclosing that information to those other parties by filing this Form 8-K is a forward-looking statement. The Company can give no assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do occur, what impact they will have on the Company's results of operations or financial condition.

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED BALANCE SHEETS		UNREGULATED	OTHER	CONSOLIDATING
DECEMBER 31, 1998 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

ASSETS

Current assets:

Cash and equivalents	$—	$54,186	$670,450	$—	$724,636

Marketable securities	—	87,237	787,916	400	875,553

Receivables, net	—	76,885	169,106	29,964	275,955

Intercompany	(51,822)	(267,094)	318,916	—	—

Prepaid expenses and other current assets	306	14,913	12,193	(2,433)	24,979

Deferred income taxes	—	53,858	97,346	(18,752)	132,452

Total current assets	(51,516)	19,985	2,055,927	9,179	2,033,575

Property, plant and equipment at cost, net	—	68,407	110,113	—	178,520

Marketable securities — restricted	—	—	82,660	—	82,660

Investment in subsidiaries	2,875,268	1,966,209	586,181	(5,427,658)	—

Goodwill and intangible assets, net	—	1,101,199	1,212,067	—	2,313,266

Other assets	8,245	21,332	9,322	(15,976)	22,923

	$2,831,997	$3,177,132	$4,056,270	$(5,434,455)	$4,630,944

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Medical claims and benefits payable	$—	$40,915	$574,438	$29,947	$645,300

Accounts payable and accrued liabilities	51,260	164,627	250,876	(2,593)	464,170

Unearned premium revenue	—	37	509,822	—	509,859

Long-term debt due within one year	—	—	87	—	87

Total current liabilities	51,260	205,579	1,335,223	27,354	1,619,416

Long-term debt due after one year	550,000	100,000	6	—	650,006

Deferred income taxes	—	20,152	126,055	(34,151)	112,056

Other liabilities	—	11,015	—	—	11,015

Minority interest	—	—	355	—	355

Intercompany notes payable (receivable)	—	(99,100)	99,100	—	—

Stockholders’ equity:

Capital stock	464	—	—	—	464

Additional paid-in capital	1,624,619	—	—	—	1,624,619

Accumulated other comprehensive income	—	792	6,567	—	7,359

Retained earnings	649,608	—	—	—	649,608

Treasury stock	(43,954)	—	—	—	(43,954)

Equity in income of subsidiaries	—	2,938,694	2,488,964	(5,427,658)	—

Total stockholders’ equity	2,230,737	2,939,486	2,495,531	(5,427,658)	2,238,096

	$2,831,997	$3,177,132	$4,056,270	$(5,434,455)	$4,630,944

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 1998 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating revenue	$—	$250,727	$9,593,080	$(218,019)	$9,625,788

Income from subsidiaries	219,862	252,344	—	(472,206)	—

Total operating revenue	219,862	503,071	9,593,080	(690,225)	9,625,788

Health care services	—	148,393	8,058,560	(204,693)	8,002,260

Marketing, general and administrative expenses	848	48,205	1,053,691	(13,326)	1,089,418

Amortization of goodwill and intangible assets	—	29,674	46,919	—	76,593

Impairment, disposition, restructuring and other charges	—	—	15,644	—	15,644

Office of Personnel Management credits	—	—	(4,624)	—	(4,624)

Operating income	219,014	276,799	422,890	(472,206)	446,497

Interest expense	(53,067)	(10,706)	2,850		(60,923)

Income before income taxes	165,947	266,093	425,740	(472,206)	385,574

Provision for income taxes	(36,480)	14,092	205,535	—	183,147

Net income	$202,427	$252,001	$220,205	$(472,206)	$202,427

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 1998 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating activities:

Net income	$202,427	$252,001	$220,205	$(472,206)	$202,427

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:

Equity in income of subsidiaries	(219,862)	(252,344)	—	472,206	—

Amortization of goodwill and intangible assets	—	29,674	46,919	—	76,593

Depreciation and amortization	—	19,283	25,153	—	44,436

Deferred income taxes	(1,323)	27,609	(45,585)	—	(19,299)

Impairment, disposition, restructuring and other charges	—	—	15,644	—	15,644

Loss on disposal of property, plant and equipment and other	—	5,923	6,624	—	12,547

Tax benefit realized for stock option exercises	6,296	—	—	—	6,296

Office of Personnel Management credits	—	—	(4,624)	—	(4,624)

Provision for doubtful accounts	—	—	1,485	—	1,485

Other noncash items	—	(375)	375	—	—

Changes in assets and liabilities, net of effects from acquisitions and dispositions	403,881	(205,991)	(77,808)	—	120,082

Net cash flows provided by (used in) operating activities	391,419	(124,220)	188,388	—	455,587

Investing activities:

Purchase of property, plant and equipment	—	(25,644)	(15,987)	—	(41,631)

Proceeds from the sale of property, plant and equipment	—	—	41,187	—	41,187

Sale (purchase) of marketable securities — restricted	—	100	(18,080)	—	(17,980)

Proceeds from dispositions	—	—	16,809	—	16,809

Sale (purchase) of marketable securities, net	—	30,346	(46,892)	—	(16,546)

Net cash paid for acquisitions	—	—	(750)	—	(750)

Net cash flows provided by (used in) investing activities	—	4,802	(23,713)	—	(18,911)

Financing activities:

Principal payments on long-term debt	(390,000)	(5)	(1,290)	—	(391,295)

Common stock repurchases	(44,658)	—	—	—	(44,658)

Proceeds from borrowings of long-term debt	30,000	—	—	—	30,000

Proceeds from issuance of common and treasury stock	18,908	—	—	—	18,908

Preferred dividends paid	(5,259)	—	—	—	(5,259)

Redemption of preferred stock	(410)	—	—	—	(410)

Intercompany activity:

Dividends received (paid)	—	199,000	(199,000)	—	—

Capital infusions (paid) received	—	(78,767)	78,767	—	—

Subordinated loans received (paid)	—	38,250	(38,250)	—	—

Net cash flows (used in) provided by financing activities	(391,419)	158,478	(159,773)	—	(392,714)

Net increase in cash and equivalents	—	39,060	4,902	—	43,962

Beginning cash and equivalents	—	15,126	665,548	—	680,674

Ending cash and equivalents	$—	$54,186	$670,450	$—	$724,636

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED BALANCE SHEETS		UNREGULATED	OTHER	CONSOLIDATING
DECEMBER 31, 1999 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

ASSETS

Current assets:

Cash and equivalents	$(48,935)	$121,235	$776,764	$—	$849,064

Marketable securities	—	64,734	934,460	—	999,194

Receivables, net	—	92,036	215,269	(653)	306,652

Intercompany	64,617	(74,760)	10,143	—	—

Prepaid expenses and other current assets	196	45,410	5,758	(2,952)	48,412

Deferred income taxes	—	67,738	108,529	(35,098)	141,169

Total current assets	15,878	316,393	2,050,923	(38,703)	2,344,491

Property, plant and equipment at cost, net	—	125,758	51,763	—	177,521

Marketable securities — restricted	—	25	86,446	—	86,471

Deferred income taxes		32,503	8,470	(40,973)	—

Investment in subsidiaries	2,854,951	2,068,015	27,697	(4,950,663)	—

Goodwill and intangible assets, net	—	1,062,295	1,181,948	—	2,244,243

Other assets	10,410	19,300	1,646	(61)	31,295

	$2,881,239	$3,624,289	$3,408,893	$(5,030,400)	$4,884,021

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Medical claims and benefits payable	$—	$54,141	$741,036	$23	$795,200

Accounts payable and accrued liabilities	4,124	270,499	153,904	(3,356)	425,171

Deferred income taxes		26,636	8,463	(35,099)	—

Unearned premium revenue	—	206	565,609	—	565,815

Total current liabilities	4,124	351,482	1,469,012	(38,432)	1,786,186

Long-term debt due after one year	875,000	100,000	—	—	975,000

Deferred income taxes	—	52,273	116,168	(40,972)	127,469

Other liabilities	—	17,147	167	—	17,314

Minority interest	—	—	333	—	333

Intercompany notes payable (receivable)	—	(102,100)	102,100	—	—

Stockholders’ equity:

Capital stock	468	—	—	—	468

Additional paid-in capital	1,597,485	—	—	—	1,597,485

Accumulated other comprehensive loss	—	(2,255)	(22,141)	—	(24,396)

Retained earnings	928,152	—	—	—	928,152

Treasury stock	(523,990)	—	—	—	(523,990)

Equity in income of subsidiaries	—	3,207,742	1,743,254	(4,950,996)	—

Total stockholders’ equity	2,002,115	3,205,487	1,721,113	(4,950,996)	1,977,719

	$2,881,239	$3,624,289	$3,408,893	$(5,030,400)	$4,884,021

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 1999 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating revenue	$—	$336,566	$10,001,527	$(264,953)	$10,073,140

Income from subsidiaries	315,610	422,192	—	(737,802)	—

Total operating revenue	315,610	758,758	10,001,527	(1,002,755)	10,073,140

Health care services	—	199,865	8,423,764	(254,939)	8,368,690

Marketing, general and administrative expenses	1,656	216,633	897,541	(10,014)	1,105,816

Amortization of goodwill and intangible assets	—	28,586	47,371	—	75,957

Impairment, disposition, restructuring and other (credits) charges	—	(7,187)	4,954	—	(2,233)

Operating income	313,954	320,861	627,897	(737,802)	524,910

Interest expense	(35,410)	(12,265)	4,674	—	(43,001)

Income before income taxes	278,544	308,596	632,571	(737,802)	481,909

Provision for income taxes	—	(41,416)	244,781	—	203,365

Net income	$278,544	$350,012	$387,790	$(737,802)	$278,544

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 1999 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating activities:

Net income	$278,544	$350,012	$387,790	$(737,802)	$278,544

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:

Equity in income of subsidiaries	(315,610)	(422,192)	—	737,802	—

Amortization of goodwill and intangible assets	—	28,586	47,371	—	75,957

Depreciation and amortization	—	31,659	10,481	—	42,140

Deferred income taxes	—	14,755	11,913	—	26,668

Loss on disposal of property, plant and equipment and other	—	3,834	5,449	—	9,283

Tax benefit realized for stock option exercises	4,943	—	—	—	4,943

Impairment, disposition, restructuring and other (credits) charges	—	(7,187)	4,954	—	(2,233)

Provision for doubtful accounts	—	1,012	622	—	1,634

Changes in assets and liabilities, net of effects from acquisitions and dispositions	177,506	(152,436)	107,692	—	132,762

Net cash flows provided by (used in) operating activities	145,383	(151,957)	576,272	—	569,698

Investing activities:

Sale (purchase) of marketable securities, net	—	16,552	(191,920)	—	(175,368)

Purchase of property, plant and equipment	—	(55,786)	(10,425)	—	(66,211)

Net cash acquired from (paid for) acquisitions	—	6	(21,240)	—	(21,234)

Proceeds from sale of property, plant and equipment	—	15,765	—	—	15,765

Purchase of marketable securities — restricted	—	(25)	(3,786)	—	(3,811)

Intercompany transfers of property, plant and equipment	—	(65,871)	65,871	—	—

Net cash flows used in investing activities	—	(89,359)	(161,500)	—	(250,859)

Financing activities:

Common stock repurchases	(480,036)	—	—	—	(480,036)

Proceeds from borrowings of long-term debt	400,000	—	—	—	400,000

Principal payments on long-term debt	(75,000)	—	(93)	—	(75,093)

Common stock reclassification payments to UniHealth Foundation	(61,880)	—	—	—	(61,880)

Proceeds from issuance of common and treasury stock	22,598	—	—	—	22,598

Intercompany activity:

Dividends received (paid)	—	374,561	(374,561)	—	—

Capital infusions (paid) received	—	(63,196)	63,196	—	—

Subordinated loans (paid) received	—	(3,000)	3,000	—	—

Net cash flows (used in) provided by financing activities	(194,318)	308,365	(308,458)	—	(194,411)

Net (decrease) increase in cash and equivalents	(48,935)	67,049	106,314	—	124,428

Beginning cash and equivalents	—	54,186	670,450	—	724,636

Ending cash and equivalents	$(48,935)	$121,235	$776,764	$—	$849,064

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED BALANCE SHEETS		UNREGULATED	OTHER	CONSOLIDATING
DECEMBER 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

ASSETS

Current assets:

Cash and equivalents	$—	$(12,754)	$1,264,389	$—	$1,251,635

Marketable securities	—	30,555	833,458	—	864,013

Receivables, net	—	110,027	316,835	(16,168)	410,694

Intercompany	(344,572)	270,706	73,866	—	—

Prepaid expenses and other current assets	208	33,077	13,001	(3,434)	42,852

Deferred income taxes	—	89,233	82,508	(32,029)	139,712

Total current assets	(344,364)	520,844	2,584,057	(51,631)	2,708,906

Property, plant and equipment at cost, net	—	176,773	48,778	—	225,551

Marketable securities — restricted	—	10	(10)	—	—

Deferred income taxes	—	1,876	136,275	(43,749)	94,402

Investment in subsidiaries	3,090,706	2,258,338	27,214	(5,376,258)	—

Goodwill and intangible assets, net	—	1,060,081	1,201,556	—	2,261,637

Other assets	7,565	21,643	4,322	(590)	32,940

	$2,753,907	$4,039,565	$4,002,192	$(5,472,228)	$5,323,436

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Medical claims and benefits payable	$—	$32,186	$1,243,876	$(5,262)	$1,270,800

Accounts payable and accrued liabilities	10,688	262,703	187,620	(14,930)	446,081

Deferred income taxes	—	457	31,572	(32,029)	—

Unearned premium revenue	—	1,621	596,594	—	598,215

Long-term debt due within one year	—	—	161	—	161

Intercompany notes payable (receivable)	—	99,259	(99,259)	—	—

Total current liabilities	10,688	396,226	1,960,564	(52,221)	2,315,257

Long-term debt due after one year	735,000	100,000	1,556	—	836,556

Deferred income taxes	—	86,236	103,146	(43,749)	145,633

Other liabilities	—	17,734	3,012	—	20,746

Minority interest	1,684	—	—	—	1,684

Intercompany notes payable (receivable)	—	(77,306)	77,306	—	—

Stockholders’ equity:

Capital stock	470	—	—	—	470

Additional paid-in capital	1,613,944	—	—	—	1,613,944

Accumulated other comprehensive loss	—	(870)	(2,105)	—	(2,975)

Retained earnings	1,089,192	—	—	—	1,089,192

Treasury stock	(697,071)	—	—	—	(697,071)

Equity in income of subsidiaries	—	3,517,545	1,858,713	(5,376,258)	—

Total stockholders’ equity	2,006,535	3,516,675	1,856,608	(5,376,258)	2,003,560

	$2,753,907	$4,039,565	$4,002,192	$(5,472,228)	$5,323,436

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating revenue	$—	$416,640	$11,492,420	$(332,762)	$11,576,298

Income from subsidiaries	232,755	305,392	—	(538,147)	—

Total operating revenue	232,755	722,032	11,492,420	(870,909)	11,576,298

Health care services	—	257,845	9,972,496	(316,684)	9,913,657

Marketing, general and administrative expenses	312	186,593	1,028,925	(12,257)	1,203,573

Amortization of goodwill and intangible assets	—	29,666	53,551	—	83,217

Impairment, disposition, restructuring and other charges	—	9,377	2,353	—	11,730

Office of Personnel Management credits	—	—	(2,964)	—	(2,964)

Operating income	232,443	238,551	438,059	(541,968)	367,085

Interest expense	(72,040)	(9,710)	(1,707)	3,821	(79,636)

Minority interest in consolidated subsidiary	637	—	—	—	637

Income before income taxes	161,040	228,841	436,352	(538,147)	288,086

Provision for income taxes	—	(51,505)	178,551	—	127,046

Net income	$161,040	$280,346	$257,801	$(538,147)	$161,040

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE YEAR ENDED DECEMBER 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

Operating activities:

Net income	$161,040	$280,346	$257,801	$(538,147)	$161,040

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:

Equity in income of subsidiaries	(232,755)	(305,392)	—	538,147	—

Amortization of goodwill and intangible assets	—	29,666	53,551	—	83,217

Depreciation and amortization	—	38,026	9,320	—	47,346

Impairment, disposition, restructuring and other charges	—	9,377	2,353	—	11,730

Loss on disposal of property, plant and equipment and other	—	7,203	461	—	7,664

Deferred income taxes	—	15,992	(9,885)	—	6,107

Provision for doubtful accounts	—	146	5,379	—	5,525

Office of Personnel Management credits	—	—	(2,964)	—	(2,964)

Tax benefit realized for stock option exercises	1,801	—	—	—	1,801

Minority interest in consolidated subsidiary	(637)	—	—	—	(637)

Changes in assets and liabilities, net of effects from acquisitions and dispositions	422,244	(453,060)	341,213	—	310,407

Net cash flows provided by (used in) operating activities	351,693	(377,686)	657,229	—	631,236

Investing activities:

Sale of marketable securities, net	—	36,488	141,110	—	177,598

Purchase of property, plant and equipment	—	(98,461)	(6,795)	—	(105,256)

Sale (purchase) of marketable securities — restricted	—	15	(7,675)	—	(7,660)

Net cash acquired from (paid for) acquisitions	—	(123,754)	127,852	—	4,098

Proceeds from the sale of property, plant and equipment	—	3,596	—	—	3,596

Net cash flows (used in) provided by investing activities	—	(182,116)	254,492	—	72,376

Financing activities:

Principal payments on long-term debt	(400,000)	—	(200)	—	(400,200)

Proceeds from borrowings of long-term debt	260,000	—	1,917	—	261,917

Common stock repurchases	(173,332)	—	—	—	(173,332)

Cash received from minority stockholders	8,108	—	—	—	8,108

Proceeds from issuance of common and treasury stock	2,466	—	—	—	2,466

Intercompany activity:

Dividends received (paid)	—	256,260	(256,260)	—	—

Royalty dividends & loans received (paid)	—	216,259	(216,259)	—	—

Capital infusions (paid) received	—	(71,500)	71,500	—	—

Subordinated loans received (paid)	—	24,794	(24,794)	—	—

Net cash flows (used in) provided by financing activities	(302,758)	425,813	(424,096)	—	(301,041)

Net increase (decrease) in cash and equivalents	48,935	(133,989)	487,625	—	402,571

Beginning cash and equivalents	(48,935)	121,235	776,764	—	849,064

Ending cash and equivalents	$—	$(12,754)	$1,264,389	$—	$1,251,635

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED BALANCE SHEETS		UNREGULATED	OTHER	CONSOLIDATING
MARCH 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

ASSETS

Current assets:

Cash and equivalents	$—	$45,091	$858,858	$—	$903,949

Marketable securities	—	55,893	930,515	—	986,408

Receivables, net	—	111,524	300,040	(594)	410,970

Intercompany	(97,584)	(4,967)	102,551	—	—

Prepaid expenses and other current assets	628	42,033	5,047	(3,157)	44,551

Deferred income taxes	—	96,154	77,270	(34,860)	138,564

Total current assets	(96,956)	345,728	2,274,281	(38,611)	2,484,442

Property, plant and equipment at cost, net	—	130,472	50,314	—	180,786

Marketable securities — restricted	—	25	91,183	—	91,208

Deferred income taxes	—	767	40,205	(40,972)	—

Investment in subsidiaries	2,947,869	2,204,557	27,697	(5,180,123)	—

Goodwill and intangible assets, net	—	1,080,512	1,232,506	—	2,313,018

Other assets	9,416	22,591	2,643	(110)	34,540

	$2,860,329	$3,784,652	$3,718,829	$(5,259,816)	$5,103,994

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Medical claims and benefits payable	$—	$66,580	$896,443	$(23)	$963,000

Accounts payable and accrued liabilities	1,479	276,196	186,656	(3,627)	460,704

Deferred income taxes	—	214	34,857	(35,071)	—

Unearned premium revenue	—	217	592,141	—	592,358

Long-term debt due within one year	—	—	146	—	146

Total current liabilities	1,479	343,207	1,710,243	(38,721)	2,016,208

Long-term debt due after one year	870,000	100,000	1,684	—	971,684

Deferred income taxes	—	78,713	89,728	(40,972)	127,469

Other liabilities	—	21,101	167	—	21,268

Intercompany notes payable (receivable)	—	(90,100)	90,100	—	—

Stockholders’ equity:

Preferred stock	—	—	—	—	—

Capital stock	468	—	—	—	468

Additional paid-in capital	1,603,923	—	—	—	1,603,923

Accumulated other comprehensive loss	—	(2,127)	(19,358)	—	(21,485)

Retained earnings	1,002,787	—	—	—	1,002,787

Treasury stock	(618,328)	—	—	—	(618,328)

Equity in income of subsidiaries	—	3,333,858	1,846,265	(5,180,123)	—

Total stockholders’ equity	1,988,850	3,331,731	1,826,907	(5,180,123)	1,967,365

	$2,860,329	$3,784,652	$3,718,829	$(5,259,816)	$5,103,994

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE THREE MONTHS ENDED MARCH 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating revenue	$—	$100,477	$2,805,862	$(78,568)	$2,827,771

Income from subsidiaries	92,918	103,304	—	(196,222)	—

Total operating revenue	92,918	203,781	2,805,862	(274,790)	2,827,771

Health care services	—	61,863	2,370,422	(75,745)	2,356,540

Marketing, general and administrative expenses	60	34,640	267,841	(2,823)	299,718

Amortization of goodwill and intangible assets	—	7,354	13,102	—	20,456

Impairment, disposition, restructuring and other charges	—	5,597	3	—	5,600

Office of Personnel Management credits	—	—	(2,964)	—	(2,964)

Operating income	92,858	94,327	157,458	(196,222)	148,421

Interest expense	(18,223)	(1,717)	(242)	—	(20,182)

Income before income taxes	74,635	92,610	157,216	(196,222)	128,239

Provision for income taxes	—	(7,410)	61,014	—	53,604

Net income	$74,635	$100,020	$96,202	$(196,222)	$74,635

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE THREE MONTHS ENDED MARCH 31, 2000 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating activities:

Net income	$74,635	$100,020	$96,202	$(196,222)	$74,635

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:

Equity in income of subsidiaries	(92,918)	(103,304)	—	196,222	—

Amortization of goodwill and intangible assets	—	7,354	13,102	—	20,456

Depreciation and amortization	—	8,477	2,183	—	10,660

Impairment, disposition, restructuring and other charges	—	5,597	3	—	5,600

Office of Personnel Management credits	—	—	(2,964)	—	(2,964)

Deferred income taxes	—	3,252	(2,233)	—	1,019

Provision for doubtful accounts	—	23	935	—	958

Loss on disposal of property, plant and equipment	—	871	11	—	882

Other noncash items	—	—	(333)	—	(333)

Tax benefit realized for stock option exercises	39	—	—	—	39

Changes in assets and liabilities, net of effects from acquisitions and dispositions	166,035	(72,578)	(70,846)	—	22,611

Net cash flows provided by (used in) operating activities	147,791	(50,288)	36,060	—	133,563

Investing activities:

Sale of marketable securities, net	—	9,055	15,710	—	24,765

Purchase of property, plant and equipment	—	(14,163)	(745)	—	(14,908)

Net cash acquired from (paid for) acquisitions	—	(122,276)	133,791	—	11,515

Purchase of marketable securities — restricted	—	—	(4,466)	—	(4,466)

Proceeds from sale of property, plant and equipment	—	1,442	—	—	1,442

Net cash flows (used in) provided by investing activities	—	(125,942)	144,290	—	18,348

Financing activities:

Principal payments on long-term debt	(265,000)	—	(82)	—	(265,082)

Proceeds from borrowings of long-term debt	260,000	—	1,912	—	261,912

Common stock repurchases	(94,338)	—	—	—	(94,338)

Proceeds from issuance of common and treasury stock	482	—	—	—	482

Intercompany activity:

Royalty dividends & loans received (paid)	—	98,000	(98,000)	—	—

Capital infusions (paid) received	—	(27,000)	27,000	—	—

Dividends received (paid)	—	17,086	(17,086)	—	—

Subordinated loans received (paid)	—	12,000	(12,000)	—	—

Net cash flows (used in) provided by financing activities	(98,856)	100,086	(98,256)	—	(97,026)

Net increase (decrease) in cash and equivalents	48,935	(76,144)	82,094	—	54,885

Beginning cash and equivalents	(48,935)	121,235	776,764	—	849,064

Ending cash and equivalents	$—	$45,091	$858,858	$—	$903,949

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED BALANCE SHEETS		UNREGULATED	OTHER	CONSOLIDATING
MARCH 31, 2001 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

ASSETS

Current assets:

Cash and equivalents	$—	$90,326	$1,135,707	$—	$1,226,033

Marketable securities	—	19,434	916,153	—	935,587

Receivables, net	—	105,482	314,987	(8,205)	412,264

Intercompany	(368,345)	301,120	67,225	—	—

Prepaid expenses and other current assets	274	31,170	16,382	(3,430)	44,396

Deferred income taxes	—	93,814	76,357	(32,028)	138,143

Total current assets	(368,071)	641,346	2,526,811	(43,663)	2,756,423

Property, plant and equipment at cost, net	—	172,547	58,638	—	231,185

Marketable securities — restricted	—	7,000	109,818	—	116,818

Deferred income taxes	—	1,876	41,517	(43,393)	—

Investment in subsidiaries	3,120,527	2,107,775	—	(5,228,302)	—

Goodwill and intangible assets, net	—	1,053,136	1,188,354	—	2,241,490

Other assets	6,281	20,968	3,582	(937)	29,894

	$2,758,737	$4,004,648	$3,928,720	$(5,316,295)	$5,375,810

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Medical claims and benefits payable	$—	$37,807	$1,241,967	$(4,374)	$1,275,400

Accounts payable and accrued liabilities	10,523	286,136	176,179	(8,198)	464,640

Deferred income taxes	—	457	31,571	(32,028)	—

Unearned premium revenue	—	902	616,888	—	617,790

Long-term debt due within one year	735,000	—	154	—	735,154

Intercompany notes payable (receivable)	—	30,588	(30,588)	—	—

Total current liabilities	745,523	355,890	2,036,171	(44,600)	3,092,984

Long-term debt due after one year	—	100,000	1,376	—	101,376

Deferred income taxes	—	88,517	100,293	(43,393)	145,417

Other liabilities	—	16,169	3,021	—	19,190

Intercompany notes payable (receivable)	—	(106,306)	106,306	—	—

Stockholders’ equity:

Preferred stock	—	—	—	—	—

Capital stock	472	—	—	—	472

Unearned compensation	(4,438)	—	—	—	(4,438)

Additional paid-in capital	1,611,911	—	—	—	1,611,911

Accumulated other comprehensive income (loss)	—	(571)	4,200	—	3,629

Retained earnings	1,102,340	—	—	—	1,102,340

Treasury stock	(697,071)	—	—	—	(697,071)

Equity in income of subsidiaries	—	3,550,949	1,677,353	(5,228,302)	—

Total stockholders’ equity	2,013,214	3,550,378	1,681,553	(5,228,302)	2,016,843

	$2,758,737	$4,004,648	$3,928,720	$(5,316,295)	$5,375,810

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF OPERATIONS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE THREE MONTHS ENDED MARCH 31, 2001 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating revenue	$—	$115,576	$3,006,738	$(91,615)	$3,030,699

Income from subsidiaries	30,839	46,802	—	(77,641)	—

Total operating revenue	30,839	162,378	3,006,738	(169,256)	3,030,699

Health care services	—	75,679	2,682,233	(85,299)	2,672,613

Marketing, general and administrative expenses	90	43,809	253,612	(4,592)	292,919

Amortization of goodwill and intangible assets	—	7,491	13,426	—	20,917

Impairment, disposition, restructuring and other credits	—	(787)	(141)	—	(928)

Operating income	30,749	36,186	57,608	(79,365)	45,178

Interest expense	(17,601)	(3,449)	(809)	1,724	(20,135)

Income before income taxes	13,148	32,737	56,799	(77,641)	25,043

Provision for income taxes	—	(6,675)	18,570	—	11,895

Net income	$13,148	$39,412	$38,229	$(77,641)	$13,148

PACIFICARE HEALTH SYSTEMS, INC.		DOMESTIC,
CONSOLIDATING CONDENSED STATEMENTS OF CASH FLOWS		UNREGULATED	OTHER	CONSOLIDATING
FOR THE THREE MONTHS ENDED MARCH 31, 2001 (Unaudited)	PARENT	SUBSIDIARIES	SUBSIDIARIES	ADJUSTMENTS	COMPANY

In thousands

Operating activities:

Net income	$13,148	$39,412	$38,229	$(77,641)	$13,148

Adjustments to reconcile net income to net cash flows provided by (used in) operating activities:

Equity in income of subsidiaries	(30,839)	(46,802)	—	77,641	—

Amortization of goodwill and intangible assets	—	7,491	13,426	—	20,917

Depreciation and amortization	—	12,722	2,408	—	15,130

Deferred income taxes	—	(4,178)	1,482	—	(2,696)

Provision for doubtful accounts	—	15	1,476	—	1,491

Impairment, disposition, restructuring and other credits	—	(787)	(141)	—	(928)

Loss on disposal of property, plant and equipment	—	751	118	—	869

Unearned compensation amortization	347	—	—	—	347

Tax benefit realized for stock option exercises	21	—	—	—	21

Changes in assets and liabilities, net of effects from acquisitions and dispositions	26,103	54,071	(39,638)		40,536

Net cash flows provided by operating activities	8,780	62,695	17,360	—	88,835

Investing activities:

Sale (purchase) of marketable securities, net	—	11,619	(72,540)	—	(60,921)

Purchase of marketable securities — restricted	—	(6,990)	(15,426)	—	(22,416)

Purchase of property, plant and equipment	—	(18,607)	(3,060)	—	(21,667)

Net cash paid for acquisitions	—	(500)	—	—	(500)

Proceeds from sale of property, plant and equipment	—	34	—	—	34

Net cash flows used in investing activities	—	(14,444)	(91,026)	—	(105,470)

Financing activities:

Purchase of minority interest in consolidated subsidiary	(8,821)	—	—	—	(8,821)

Principal payments on long-term debt	—	—	(187)	—	(187)

Proceeds from issuance of common and treasury stock	41	—	—	—	41

Intercompany activity:

Royalty dividends & loans received (paid)	—	64,329	(64,329)	—	—

Dividends received (paid)	—	23,000	(23,000)	—	—

Subordinated loans (paid) received	—	(29,000)	29,000	—	—
Capital infusions (paid) received	—	(3,500)	3,500	—	—

Net cash flows (used in) provided by financing activities	(8,780)	54,829	(55,016)	—	(8,967)

Net increase (decrease) in cash and equivalents	—	103,080	(128,682)	—	(25,602)

Beginning cash and equivalents	—	(12,754)	1,264,389	—	1,251,635

Ending cash and equivalents	$—	$90,326	$1,135,707	$—	$1,226,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
(Registrant)

Date: July 12, 2001	By:	/s/ SUSAN L. BERKEL

Susan L. Berkel Senior Vice President of Finance, Controller (Principal Accounting Officer)